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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 19, 2001


                              Viewpoint Corporation
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                 0-27168                    95-4102687
           ---------                --------                   ----------
  (State or Other Juris-         (Commission File     (IRS Employer diction of
diction of Incorporation)             Number)             Identification No.)


  498 Seventh Avenue, New York, NY                                10018
---------------------------------------                          --------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code # (212) 201-0800



                                       N/A
--------------------------------------------------------------------------------

          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

        On April 19, 2001, the Company and Computer Associates International, Inc. entered into an agreement (the "Agreement") under which, among other things:

        - The Company agreed to waive transfer restrictions applicable to 1,000,000 unregistered shared (the "Shares") of the Company's common stock received by Computer Associates in accordance with the Exchange Agreement, dated as of August 10, 2000, between the Company and Computer Associates (a copy of which was included as Annex A to the Company's 2000 Proxy Statement) to enable Computer Associates to transfer the Shares to the third party;

        - The Company agreed to register the Shares under the Securities Act of 1933;

        - Computer Associates agreed to accept, in partial repayment of the promissory note (the "Promissory Note") issued by the Company on September 8, 2000 and due June 8, 2001 (a copy of which was attached to the Company's Form 8-K/A filed with the Commission on November 1,
           2000) unregistered shares of Company common stock having a value of $4,000,000, calculated on the basis of the closing price of Company common stock on the NASDAQ Stock Market over the 10-day trading period ending on and including June 8, 2001; and

        - The Company agreed to pay to Computer Associates $100,000 on the date the Promissory Note is due in addition to the remaining amount due under the Promissory Note.

A copy of the Agreement is annexed hereto as Exhibit 10.1.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)     Financial Statements of Business Acquired:

        Not Applicable.

(b)     Pro Forma Financial Information:

        Not Applicable.

(c)     Exhibits:

Exhibit        Description

10.1 Letter Agreement, dated as of April 19, 2001, between Computer Associates International, Inc. and Viewpoint Corporation.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VIEWPOINT CORPORATION



Date:  April 27, 2001                       By:/s/ Robert E. Rice
                                               ---------------------------------
                                               Name:  Robert E. Rice
                                               Title:  Chief Executive Officer

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                                  EXHIBIT INDEX


                   The following exhibits are filed herewith.

Exhibit               Description

10.1 Letter Agreement, dated as of April 19, 2001, between Computer Associates International, Inc. and Viewpoint Corporation.